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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                DECEMBER 6, 1996
                Date of Report (Date of earliest event reported)


                                    SBE, INC.
               (Exact Name of Registrant as Specified in Charter)


     CALIFORNIA                    0-8419                  94-1517641
    (State or Other             (Commission            (I.R.S. Employer
     Jurisdiction of            File Number)           Identification No.)
     Incorporation)


            4550 NORRIS CANYON ROAD, SAN RAMON, CALIFORNIA 94583-1369
                    (Address of Principal Executive Offices)


                                 (510) 355-2000
              (Registrant's telephone number, including area code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On December 6, 1996, XeTel Corporation, a Delaware corporation ("XeTel"), purchased certain manufacturing assets of SBE, Inc., a California corporation ("SBE"), related to the fabrication of SBE's network system products and computer boards (the "Purchase") pursuant to the terms of an Asset Purchase Agreement between XeTel and SBE dated as of December 6, 1996 (the "Asset Purchase Agreement"). See Exhibit 2.1 filed herewith. XeTel intends to continue to use the acquired assets to fabricate SBE's network system products and computer boards, as well as to fabricate similar products for other parties.

          Pursuant to the Asset Purchase Agreement, XeTel paid SBE $1,600,000 in cash for the assets purchased (the "Purchase Price"). The Purchase Price was determined through arms' length negotiations between XeTel and SBE. There were no material relationships between XeTel and SBE, any director or officer of SBE, or any associate of any such director or officer other than that Ramon L. Conlisk was and remains a director of each company. Mr. Conlisk disclosed his role as a director of XeTel to SBE's board of directors prior to discussion of the transaction and did not participate in the approval of the transaction by the board of directors of SBE.

          In connection with the Purchase, XeTel and SBE have entered into a sublease agreement under which SBE has subleased that portion of its leased real estate associated with the manufacturing facility to XeTel upon the same payment terms as provided in the lease between SBE and its landlord. In addition, XeTel, SBE and an equipment lessor have entered into a lease assignment and assumption agreement under which XeTel has leased certain manufacturing assets previously utilized by SBE from the equipment lessor upon the same payment terms as provided in the lease between SBE and the equipment lessor.

          In addition, SBE and XeTel have entered into a Manufacturing Services Agreement between the parties dated as of December 6, 1996 pursuant to which XeTel will manufacture SBE's network system products and computer boards on behalf of SBE. The Manufacturing Services Agreement is attached as an exhibit to the Asset Purchase Agreement filed hereto as Exhibit 2.1.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

2.1 Asset Purchase Agreement between XeTel Corporation and SBE, Inc. dated as of December 6, 1996

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SBE, INC.
December 20, 1996                             By:/s/ Timothy J. Repp
                                                 --------------------------
                                              Timothy J. Repp
                                              Vice President, Finance
                                              Chief Financial Officer


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                        INDEX TO EXHIBITS

EXHIBIT                                                             SEQUENTIALLY
NUMBERS    DESCRIPTION                                             NUMBERED PAGE

2.1        Asset Purchase Agreement between XeTel Corporation
           and SBE, Inc. dated as of December 6, 1996. . . . . . . .      __


Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar exhibits to Exhibit 2.1 listed at the end of Exhibit 2.1 have been omitted with the exception of Exhibit 1.3(b) "Form of Facility Sublease," Exhibit 1.3(d) "Form of Manufacturing Services Agreement" and Exhibit 1.5(g) "Form of Security Agreement." SBE, Inc. agrees to furnish supplementally to the Securities and Exchange Commission (the "Commission") a copy of any omitted schedule or exhibit upon request of the Commission.



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